UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 5, 2012

HQ GLOBAL EDUCATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333 - 150385	26-1806348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27th Floor, BOBO Fortune Center, No.368, South Furong Road Changsha City, Hunan Province, PRC	410007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86 731) 8782-8601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits

Exhibit Number	Description

10.1	Business Cooperation Agreement between Shaoshan Huanqiu Vocational Technical Secondary School and Hunan Oya Education Technology Co., Ltd. dated July 28, 2009.
10.2	Joint School-Running Agreement between the People’s Government of Shaoshan City and Hunan Oya Education Technology Co., Ltd. dated March 30, 2009.
10.3	Joint School-Running Agreement between the People’s Government of Shaoyang County and Changsha Huanqiu Vocational Secondary School dated January 25, 2008.
10.4	Joint School-Running Agreement between Education Bureau of Lushan County and Changsha Huanqiu Vocational Secondary School dated May 18, 2006.
10.5	Joint School-Running Agreement between Education Bureau of Tianquan County and Changsha Huanqiu Vocational Secondary School dated February 20, 2006.
10.6	Joint School-Running Agreement between Sichuan Yingjing Vocational School and Changsha Huanqiu Vocational Secondary School dated May 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2012	HQ GLOBAL EDUCATION, INC.

	By:	/s/ Guangwen He
Guangwen He
President, Chief Executive Officer and Director